UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NEFF CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NEFF CORPORATION

PROXY STATEMENT

Annual Meeting of Stockholders
May 16, 2017 8:00 a.m. (Eastern Time)

NEFF CORPORATION 3750 N.W. 87TH AVENUE, SUITE 400, MIAMI, FLORIDA 33178

April 3, 2017

To Our Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Neff Corporation at 8:00 a.m. Eastern time, on Tuesday, May 16, 2017, at the Company's principal executive offices at 3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Graham Hood
Chief Executive Officer and Director

Notice of Annual Meeting of Stockholders To Be Held Tuesday, May 16, 2017

NEFF CORPORATION 3750 N.W. 87TH AVENUE, SUITE 400, MIAMI, FLORIDA 33178

The Annual Meeting of Stockholders (the "Annual Meeting") of Neff Corporation, a Delaware corporation (the "Company"), will be held at the Company's principal executive offices at 3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178, on Tuesday, May 16, 2017, at 8:00 a.m. Eastern time, for the following purposes:

To elect James Continenza and Gerard E. Holthaus as Class III Directors to serve until the 2020 Annual Meeting of Stockholders, or until their successors shall have been duly elected and qualified;
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Class A Common Stock at the close of business on March 20, 2017 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178 for a period of ten days prior to the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Mark Irion
Secretary and Chief Financial Officer

Miami, Florida
April 3, 2017

Proxy Statement

NEFF CORPORATION 3750 N.W. 87TH AVENUE, SUITE 400, MIAMI, FLORIDA 33178

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Neff Corporation of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, May 16, 2017 (the "Annual Meeting"), at the Company's principal executive offices at 3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178, at 8:00 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. Holders of record of shares of Class A Common Stock, $0.01 par value ("Class A Common Stock") and Class B Common Stock, $0.01 par value ("Class B Common Stock" and together with the Class A Common Stock, the "Common Stock"), at the close of business on March 20, 2017 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 8,859,662 shares of Class A Common Stock and approximately 14,951,625 shares of Class B Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting, and each share of Class B Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. The holders of Common Stock will vote together as a single class on each matter to come before the Annual Meeting.

This proxy statement and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2016 (the "2016 Annual Report") will be released on or about April 3, 2017 to our stockholders on the Record Date.

In this proxy statement, "we," "us," "our" and the "Company" refer to Neff Corporation and, unless the context requires otherwise, its consolidated subsidiaries.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, MAY 16, 2017.

This Proxy Statement and our 2016 Annual Report to Stockholders are available at http://www.proxyvote.com/

DIRECTIONS TO THE ANNUAL MEETING

Stockholders may receive directions to attend the meeting in person by calling Brian Coolidge at 305-513-3350 extension 2243.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

To elect James Continenza and Gerard E. Holthaus as Class III Directors to serve until the 2020 Annual Meeting of Stockholders, or until their successors shall have been duly elected and qualified;
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board of Directors, or Board, recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

FOR the election of each of James Continenza and Gerard E. Holthaus as Class III Directors; and
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement.    You are viewing or have received these proxy materials because Neff Corporation's Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you pursuant to the rules of the Securities and Exchange Commission ("SEC") and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials.    As permitted by SEC rules, Neff Corporation is making this proxy statement and its 2016 Annual Report available to its stockholders electronically via the Internet. On or about April 3, 2017, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the "Internet Notice") containing instructions on how to access this proxy statement and our 2016 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2016 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials.    If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding.    The SEC's rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

Questions and Answers about the 2017 Annual Meeting of Stockholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is March 20, 2017. You are entitled to vote at the Annual Meeting only if you were a holder of record of Class A Common Stock or Class B Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Class A Common Stock and Class B Common Stock is entitled to one vote for all matters to come before the Annual Meeting. At the close of business on the Record Date, there were 8,859,662 shares of Class A Common Stock and 14,951,625 shares of Class B Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of Class A Common Stock and Class B Common Stock will vote together as a single class on each matter to come before the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A "RECORD HOLDER" AND HOLDING SHARES IN "STREET NAME"?

A record holder holds shares in his or her name. Shares held in "street name" means shares that are held in the name of a bank or broker on a person's behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN "STREET NAME"?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the "beneficial owner" of those shares held in "street name." If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm on how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your bank or brokerage firm.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the Common Stock outstanding and entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND THE 2017 ANNUAL MEETING OF STOCKHOLDERS?

You may attend the Annual Meeting only if you are a Neff Corporation stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you would like to attend the Annual Meeting, you must call Brian Coolidge at 305-513-3350 extension 2243 no later than 5:00 p.m. Eastern time on May 9, 2017 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a valid driver's license). If your bank or broker holds your shares in street name, you will also be required to present proof of beneficial ownership of our Common Stock on the Record Date, such as the Internet Notice you received from your bank or broker, or a bank or brokerage statement or a letter from your bank or broker showing that you owned shares of our Common Stock at the close of business on the Record Date.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote in person. If you are a stockholder of record, there are three ways to vote by proxy:

•
by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•
by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
•
by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on May 15, 2017.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy and bring it to the Annual Meeting in order to vote.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
•
by granting a subsequent proxy through the Internet or telephone;
•
by giving written notice of revocation to the Secretary of Neff Corporation prior to or at the Annual Meeting; or
•
by voting in person at the Annual Meeting.

Your most recent proxy card or internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors' recommendations are indicated on page 3 of this proxy statement, as well as with the description of each proposal in this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative "FOR" votes by holders of Common Stock will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock which are present in person or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. We do not expect any broker non-votes on this proposal.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A "vote withheld," in the case of the proposal regarding the election of directors, or an "abstention," in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, represents a stockholder's affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the same effect as votes against on the ratification of the appointment of Deloitte & Touche LLP.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2017 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON PROPOSAL 1—Election of Directors

At the Annual Meeting, two (2) Class III Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2020 and until such directors' successors are elected and qualified or until such directors' earlier death, resignation or removal.

We currently have six (6) directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative "FOR" votes will be elected as Class III Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director's death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term will expire at the 2018 Annual Meeting of Stockholders; Class II, whose term will expire at the 2019 Annual Meeting of Stockholders, and Class III, whose term currently expires at the 2017 Annual Meeting of Stockholders and whose subsequent term will expire at the 2020 Annual Meeting of Stockholders. The current Class I Directors are Graham Hood and Michael Sileck; the current Class II Directors are Joseph Deignan and Robert Singer; and the current Class III Directors are James Continenza and Gerard E. Holthaus.

As indicated in our Amended and Restated Certificate of Incorporation, our Board of Directors consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election of James Continenza and Gerard E. Holthaus as Class III Directors. Messrs. Continenza and Holthaus are currently serving as our Class III Directors. In the event that either of Messrs. Continenza and Holthaus should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that Messrs. Continenza and Holthaus will be unable to serve if elected. Messrs. Continenza and Holthaus have consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative "FOR" votes will be elected as Class III Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the Class III Director nominees below.

PROPOSAL 1—ELECTION OF DIRECTORS

NOMINEES FOR CLASS III DIRECTORS (TERM TO EXPIRE AT THE 2020 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with Neff Corporation

James Continenza	54	2014	Chairman of the Board/Director
Gerard E. Holthaus	67	2014	Director

The principal occupations and business experience, for at least the past five years, of each Class III Nominee for election at the 2017 Annual Meeting are as follows:

JAMES CONTINENZA	Age 54

James Continenza has served as the Chairman of the board of managers of Neff Holdings since October 2010 and has served as our Chairman of the Board since being appointed to our Board of Directors in November 2014. Mr. Continenza has been the Chief Executive Officer of Vivial Holdings I, Inc. (f/k/a TBC Holdings I, Inc.), the parent company of Vivial, LLC (f/k/a The Berry Company, LLC), a holding company created to acquire and manage various advertising, marketing and technology companies focused primarily on providing a wide range of digital and legacy leads-generating products to local and national advertisers, from September 2012 to the present. Prior to joining Vivial Holdings I, Inc., Mr. Continenza was President of STi Prepaid, LLC, a provider of various domestic and international long distances services in the United States, from June 2010 to February 2011. Mr. Continenza currently serves as either chair or director on the boards of Tembec Corp, Kodak, Merrill Corp, Nextel International, Broadview Networks, and Vivial Holdings, LLC. Previously, he was a director for MGage, Southwest Georgia Ethanol, Aventine Renewable Energy, Bio Fuel Energy Corp., Blaze Recycling, Portola Packaging, Hawkeye Renewables, Anchor Glass Container Corp., Rath-Gibson, Inc., Rural Cellular Corp., U.S. Mobility Inc., Maxim Crane Works, Inc., Arch Wireless Inc. and Microcell Telecommunications Inc. We believe that Mr. Continenza's industry expertise, leadership and board expertise makes him well-qualified to serve as a member of our Board of Directors.

GERARD E. HOLTHAUS	Age 67

Gerard E. Holthaus was appointed to our Board of Directors in November 2014. Mr. Holthaus has been the non-executive Chairman of the Board of Algeco Scotsman, a provider of modular space solutions and rental services company, since April 2010, prior to which Mr. Holthaus was the executive Chairman of the Board and Chief Executive Officer of Algeco Scotsman from November 2007 to April 2010. Prior to joining Algeco Scotsman, Mr. Holthaus was President and Chief Executive Officer of Williams Scotsman International, Inc., which is now a subsidiary of Algeco Scotsman, from April 1997 to October 2007. Mr. Holthaus currently serves as either chair or director on the boards of FTI Consulting, Inc., the Baltimore Life Companies and Baker Tanks. Mr. Holthaus also currently serves as a trustee of Loyola University Maryland. We believe Mr. Holthaus' financial, executive and board experience makes him well-qualified to serve as a member of our Board of Directors.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2018 ANNUAL MEETING)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with Neff Corporation

Graham Hood	61	2014	Director and Chief Executive Officer
Michael Sileck	56	2015	Director

PROPOSAL 1—ELECTION OF DIRECTORS

The principal occupation and business experience, for at least the past five years, of each Class I Director are as follows:

GRAHAM HOOD	Age 61

Graham Hood was appointed to our Board of Directors in August 2014. Mr. Hood has served as our and Neff Holdings Corp.'s, a predecessor entity, Chief Executive Officer since June 2007. Prior to serving as our Chief Executive Officer, Mr. Hood served as our predecessor's Chief Operating Officer from January 2003 through May 2007 and as a Regional Vice President for the Southeastern Region from 1995 through December 2002. Mr. Hood has over 39 years of industry experience, 17 years of which were with Hertz Equipment Rental Corporation. Mr. Hood has served as a member of the boards of managers of Neff Holdings, from October 2010 through November 2014. In May 2010, Neff Holdings Corp. filed for protection under Chapter 11 of the United States Bankruptcy Code. At the time of such filing, Mr. Hood was an executive officer of Neff Holdings Corp. We believe Mr. Hood's extensive leadership experience enables him to play a key role in all matters involving our Board of Directors and contribute an additional perspective from the rental industry.

MICHAEL SILECK	Age 56

Mr. Sileck was appointed to our Board of Directors in October 2015. He formerly served as Interim Chief Revenue Officer and a director of Media News Group, Inc. from January 2011 to September 2011, held senior executive positions with World Wrestling Entertainment, Inc. from June 2005 to December 2008, served as Chief Financial Officer of Monster Worldwide, Inc. from March 2002 to March 2005 and Chief Financial Officer of Interactive Corp (IAC) from September 1999 to February 2002. Mr. Sileck has served on a variety of boards since 2005. Mr. Sileck currently serves as a director on the boards of Vivial, LLC (f/k/a The Berry Company, LLC), The Daily Racing Form and Real Vu. Previously, he was a director for Hotel Reservations Network, Inc., Styleclick, Inc., Switch & Data Facilities Company, Inc., HSN, Inc. and World Wrestling Entertainment Inc. We believe Mr. Sileck's financial, executive and board experience makes him well-qualified to serve as a member of our Board of Directors.

CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2019 ANNUAL MEETING)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Positions with Neff Corporation

Joseph Deignan	44	2014	Director
Robert Singer	61	2014	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

JOSEPH DEIGNAN	Age 44

Joseph Deignan is currently a partner at Wayzata Investment Partners LLC ("Wayzata") and has served as a member of the board of managers of our subsidiaries, Neff Rental LLC, Neff LLC and Neff Holdings LLC (collectively, "Neff Holdings"), since October 2010 and was appointed to our Board of Directors in November 2014. Mr. Deignan currently serves on the board of directors of various Wayzata portfolio companies. Mr. Deignan joined the predecessor entity to Wayzata in 1997. Prior to joining Wayzata, Mr. Deignan worked at Wessels, Arnold & Henderson in its investment banking team. We believe Mr. Deignan's financial and executive experience enables him to play a key role in all matters involving our Board of Directors and makes him well-qualified to serve as a member of our Board of Directors.

PROPOSAL 1—ELECTION OF DIRECTORS

ROBERT SINGER	Age 61

Robert Singer has served as a member of the board of managers of Neff Holdings since November 2010 and was appointed to our Board of Directors in November 2014. Mr. Singer has been the Executive Vice President and Chief Financial Officer of Skillsoft Corporation, a leading e-learning company, since November 2015. Prior to joining Skillsoft, Mr. Singer was the Executive Vice President and Chief Financial Officer of SunGard Availability Services, an information availability company, from January 2011 to October 2015. Prior to joining SunGard Availability Services, Mr. Singer was Executive Vice President and Chief Financial Officer of Algeco Scotsman, a provider of modular space solutions and rental services company, from February 2005 to July 2010. Mr. Singer also serves on the board of directors of Penhall Company and Pointwell Limited. We believe Mr. Singer's financial and executive experience makes him well-qualified to serve as a member of our Board of Directors.

We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

PROPOSAL 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte & Touche LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2016. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting, make a statement if so desired and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2018. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the best interests of Neff Corporation.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed Neff Corporation's audited financial statements for the fiscal year ended December 31, 2016 and has discussed these financial statements with management and Neff Corporation's independent registered public accounting firm. The Audit Committee has also received from, and discussed with, Neff Corporation's independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board ("PCAOB").

Neff Corporation's independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and Neff Corporation, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Neff Corporation.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Neff Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Robert Singer, Chairman
Gerard E. Holthaus
Michael Sileck

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	December 31, 2016	December 31, 2015

Audit Fees	$804,074	$861,245
Audit-Related Fees	40,525	—
Tax Fees	319,681	445,460
All Other Fees	—	—
Total Fees	$1,164,280	$1,306,705

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements and other professional services provided in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees." Audit related fees for 2016 include all services provided in connection with our Form S-3 filing.

TAX FEES

Tax fees consist of fees related to the Tax Receivable Agreement.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Our Audit Committee's charter provides that the Audit Committee, or the chair of the committee, must pre-approve any audit or non-audit service provided to us by our independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules.

All of the audit, audit-related and tax services provided by Deloitte & Touche LLP to us in 2016 and 2015 were approved by the Audit Committee pursuant to these procedures. All non-audit services provided in 2016 and 2015 were reviewed with the Audit Committee, which concluded that the provision of such services by Deloitte & Touche was compatible with the maintenance of that firm's independence in the conduct of its auditing function.

Executive Officers

The following table identifies our current executive officers:

Name	Age	Position

Graham Hood	61	Chief Executive Officer and Director
Mark Irion	50	Chief Financial Officer
Westley Parks	55	Chief Operating Officer

Graham Hood—Please refer to the biographical information for Mr. Hood listed above under "Election of Directors."

Mark Irion—Mr. Irion has served as our and our predecessors' Chief Financial Officer since September 1998. Prior to 1998, Mr. Irion was employed by Deloitte & Touche LLP and Markvision Holdings Inc. Mr. Irion has over 18 years of equipment rental industry experience. In May 2010, Neff Holdings Corp. filed for protection under Chapter 11 of the United States Bankruptcy Code. At the time of such filing, Mr. Irion was an executive officer of Neff Holdings Corp.

Westley Parks—Mr. Parks has served as our Chief Operating Officer since February 2015. Mr. Parks previously served as our and our predecessors' Vice President for the Atlantic Region since 1998. Prior to serving as our Vice President for the Atlantic Region, Mr. Parks served as our predecessors' regional manager, opening the first standalone rental locations in Doraville and Forest Park, Georgia, from 1995 to 1998. Prior to 1995, Mr. Parks was employed by Hertz Equipment Rental Corporation, Grace Equipment and Lane Crane and Equipment. Mr. Parks has over 32 years of equipment rental industry experience.

Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Ethics for Chief Executive and Senior Financial Officers, a Code of Ethics and Conduct for all officers, directors and employees and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Neff Corporation. You can access our current committee charters, our Corporate Governance Guidelines, our Code of Ethics for Chief Executive and Senior Financial Officers and our Code of Ethics and Conduct in the "Corporate Governance" section of the "Investors" page of our website located at www.neffrental.com, or request a copy by writing to our Secretary at our offices at 3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178.

BOARD COMPOSITION

Our Board of Directors currently consists of six (6) directors: James Continenza, Joseph Deignan, Gerard E. Holthaus, Graham Hood, Michael Sileck and Robert Singer. As indicated in our Amended and Restated Certificate of Incorporation, our Board of Directors consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director's death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

CONTROLLED COMPANY EXEMPTIONS

As a result of the significant ownership of our Class B Common Stock by Wayzata, more than 50% of the combined voting power of our Common Stock is held by Wayzata. As a result, we are a "controlled company" under the rules of the New York Stock Exchange ("NYSE"). As a controlled company, we are not required to comply with certain corporate governance requirements, including the following requirements: that a majority of our Board of Directors consists of "independent directors," as defined under the NYSE rules; that we have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; and that we conduct an annual performance evaluation of our Nominating and Corporate Governance Committee and Compensation Committee.

DIRECTOR INDEPENDENCE

Our Board of Directors has affirmatively determined that each of James Continenza, Joseph Deignan, Gerard E. Holthaus, Michael Sileck and Robert Singer is an "independent director," as defined under NYSE rules. In evaluating and determining the independence of the directors, the Board considered that Neff Corporation may have certain relationships with its directors. Specifically, the Board considered that Mr. Deignan is affiliated with Wayzata, which owns all of our outstanding Class B Common Stock as of March 20, 2017, which consists of

CORPORATE GOVERNANCE

approximately 63% of the voting power of our Common Stock. The Board of Directors determined that Mr. Deignan is not independent for purposes of Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and as a result is not independent for our audit committee because of his affiliation with Wayzata. As of October 16, 2015, Mr. Deignan no longer serves as a member of our audit committee. The Board determined that Mr. Deignan's affiliation with Wayzata does not, however, impair his independence from us and our management under the rules of the NYSE. The Board also considered that Wayzata, Mr. Singer and Mr. Continenza are parties to the Tax Receivable Agreement, and noted that no payments to Mr. Singer, Mr. Continenza or Wayzata were made under the agreement in 2016.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates' independence from us and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider (i) individual qualifications, including the ability to make independent judgments, general understanding of the Company's business, other board service, professional background, education and diversity and (ii) whether the candidate possesses the highest personal and professional ethics, integrity and values.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Neff Corporation, 3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM INTERESTED PARTIES

The Board of Directors provides a process for interested parties, including stockholders, to send communications to the Board. Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Chairman of the Board, chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178, who will forward all communications that, in his or her judgment, are appropriate for consideration to the appropriate party. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the

CORPORATE GOVERNANCE

functioning of the board, or to the affairs of the Company. Such communications may be done confidentially or anonymously.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board of Directors is currently chaired by Mr. Continenza, while Mr. Hood serves as our Chief Executive Officer. Based on the Company's present circumstances, our Board of Directors believes that the Company and its stockholders are best served by having Mr. Continenza serve as its Chairman of the Board and Mr. Hood serve as its Chief Executive Officer. Our current leadership structure permits Mr. Hood to focus his attention on managing our Company and permits Mr. Continenza to manage the Board. Accordingly, we believe our current leadership structure is the optimal structure for us at this time.

Our Board of Directors is responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. Our Board of Directors does not believe that its role in the oversight of our risks affects the Board's leadership structure.

RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAM

We believe our compensation policies present no risks that are reasonably likely to have a material adverse effect on our Company.

CODE OF ETHICS

We have adopted a Code of Ethics and Conduct that applies to all of our directors, officers and employees and a Code of Ethics for Chief Executive and Senior Financial Officers. Copies of each of the codes are available on our website at www.neffrental.com in the "Corporate Governance" section of the "Investors" page. We expect that any amendments to either of the codes, or any waivers of either of their requirements, that are required to be disclosed by SEC or NYSE rules will be disclosed on our website.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were five meetings of the Board of Directors during the fiscal year ended December 31, 2016. During the fiscal year ended December 31, 2016, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he served as a director.

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances, directors will attend. All of our directors attended the 2016 annual meeting of stockholders.

EXECUTIVE SESSIONS

The non-management members of the Board meet in regularly scheduled executive sessions. James Continenza presides over the regularly scheduled executive sessions.

Committees of the Board

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance

James Continenza		Chair	Chair
Joseph Deignan		X
Gerard E. Holthaus	X	X	X
Graham Hood
Michael Sileck	X
Robert Singer	Chair

AUDIT COMMITTEE

Our Audit Committee's responsibilities include, but are not limited to:

•
appointing, compensating, retaining and overseeing our independent registered public accounting firm;

•
at least annually obtaining and reviewing our independent registered public accounting firms' report on independence and quality control;

•
reviewing with our independent registered public accounting firm the scope and results of their audit, any audit problems or difficulties and management's response to any problems or difficulties;

•
pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•
reviewing the facts and circumstances of each related party transaction under the Company's Related Party Transaction Policy and Procedures and either approve or disapprove of each related party transaction;

•
reviewing and monitoring compliance with laws, rules, regulations and the Company's Code of Ethics and Conduct and Code of Ethics for Chief Executive and Senior Financial Officers; and

•
establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls or auditing matters, and for the confidential and anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

The members of the Audit Committee are Gerard E. Holthaus, Michael Sileck and Robert Singer. We have determined that each of Messrs. Holthaus, Sileck and Singer meets the definition of "independent directors" for purposes of serving on an audit committee under Rule 10A-3 and the NYSE rules. In addition, our Board of Directors has determined that Messrs. Sileck and Singer each qualify as an "audit committee financial expert," as such term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee held four meetings during the fiscal year ended December 31, 2016.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for, among other matters:

•
reviewing and approving the compensation of our Chief Executive Officer (either alone or, if directed by the Board of Directors, in conjunction with a majority of independent directors) and reviewing and setting or making recommendations to the Board of Directors on the compensation of our other executive officers;

COMMITTEES OF THE BOARD

•
reviewing and making recommendations to the Board of Directors on the compensation of our directors;

•
appointing and overseeing any compensation consultants, legal counsel or other advisers;

•
reviewing and approving or making recommendations to the Board of Directors regarding incentive compensation and equity-based plans and arrangements; and

•
reviewing and discussing with management the Company's "Compensation Discussion & Analysis" to the extent required to be included in filings with the SEC.

The members of our Compensation Committee are James Continenza, Joseph Deignan and Gerard E. Holthaus, with Mr. Continenza serving as Chair. James Continenza, Joseph Deignan, Gerard E. Holthaus each qualify as independent under the NYSE's heightened independence standards for members of a compensation committee.

The Compensation Committee held three meetings during the fiscal year ended December 31, 2016.

For 2016, the Compensation Committee reviewed and approved the compensation of our Chief Executive Officer and reviewed and set the compensation of our other executive officers. The Compensation Committee considers the compensation recommendations of the Chief Executive Officer for executive officers other than himself.

During 2016, Lyons, Benenson & Company Inc. ("Lyons") served as a compensation consultant to the Compensation Committee and advised the Compensation Committee and management with respect to grants of stock options and restricted stock units to the executive officers, other employees and directors. Other than as described above, Lyons was not asked to perform any other services for the Compensation Committee or the Company during 2016. The Compensation Committee assessed the independence of Lyons taking into account the factors outlined in the New York Stock Exchange's listing rules. Based on its assessment, the Compensation Committee agreed that Lyons is independent and that Lyons' work has not raised any conflict of interest.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:

•
identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors;

•
developing and recommending to our Board of Directors a set of corporate governance guidelines and principles and reviewing and reassessing the adequacy of such corporate governance guidelines from time to time;

•
overseeing the annual self-evaluation of the Board of Directors and management; and

•
making recommendations to our Board of Directors regarding other corporate governance matters, including our certificate of incorporation, bylaws and the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Our Nominating and Corporate Governance Committee consists of James Continenza and Gerard E. Holthaus, with Mr. Continenza serving as Chair. James Continenza and Gerard E. Holthaus each qualify as independent for purposes of serving on the Nominating and Corporate Governance Committee under the NYSE rules.

The Nominating and Corporate Governance Committee held one meeting during the fiscal year ended December 31, 2016.

Executive and Director Compensation

            This section discusses the material components of the executive compensation program for our executive officers who are named in the "2016 Summary Compensation Table" below. In 2016, our "named executive officers" consisted of our Chief Executive Officer and the two other most highly compensated executive officers who were serving as executive officers as of December 31, 2016:

  •
  Graham Hood, Chief Executive Officer;

  •
  Mark Irion, Chief Financial Officer; and

  •
  Westley Parks, Chief Operating Officer.

            Unless specifically set forth in this section, the tabular and other disclosure herein regarding executive compensation (including, without limitation, the number of common units and unit price for options related to periods prior to our IPO) give effect to the approximate 1.625-for-one split of Class B limited voting membership units of Neff Holdings that occurred in connection with our IPO (the "Unit Split").

            We are an "emerging growth company" under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the executive compensation disclosures required of a "smaller reporting company." In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which votes must be conducted.

2016 Summary Compensation Table

            The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2016, December 31, 2015 and December 31, 2014.

Name and principal position	Fiscal year	Salary ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation (4),(5) ($)	All Other Compensation (6) ($)	Total ($)

Graham Hood	2016	500,000	—	249,998	249,998	348,289	19,950	1,368,235
Chief Executive Officer	2015	500,000	50,000	249,998	249,298	293,287	19,950	1,362,533
	2014	454,038	—	250,005	250,000	449,802	6,612,650	8,016,495
Mark Irion	2016	344,587	—	119,873	119,874	203,740	18,750	806,824
Chief Financial Officer	2015	327,000	33,044	114,452	114,130	170,696	18,750	778,072
	2014	323,500	—	114,450	114,448	294,171	3,949,450	4,796,019
Westley Parks	2016	318,615	—	98,707	98,699	183,877	18,750	718,648
Chief Operating Officer(1)	2015	314,000	31,675	122,895	121,002	152,202	18,750	760,524
	2014	262,000	25,000	65,505	65,500	179,834	1,832,450	2,430,289

1
Mr. Parks was promoted to Chief Operating Officer on February 3, 2015. Prior to February 3, 2015, Mr. Parks served as Vice President-Atlantic Region.

2
Reflects the aggregate grant date fair value of the restricted stock units granted to the named executive officers in 2016, 2015 and 2014 computed in accordance with FASB ASC 718, assuming that the highest level of performance conditions will be achieved. See Note 12-Equity-Based Compensation of the Consolidated Financial Statements in our Annual Report on Form 10-K for such year for the assumptions used in valuing such restricted stock units. See "—Narrative Disclosure to Summary Compensation Table—Equity-Based Compensation Awards" below for a description of these awards.

EXECUTIVE AND DIRECTOR COMPENSATION

3
Reflects the aggregate grant date fair value of the stock options granted to the named executive officers in 2016, 2015 and 2014 computed in accordance with FASB ASC 718, "Compensation-Stock Compensation ("ASC 718"). See Note 12-Equity-Based Compensation of the Consolidated Financial Statements in our Annual Report on Form 10-K for such year for the assumptions used in valuing such stock options. See "—Narrative Disclosure to Summary Compensation Table—Equity Based Compensation Awards" below for a description of these awards.

4
The annual performance-based bonuses earned by our Chief Executive Officer and Chief Financial Officer in 2016, 2015, and 2014 and by our Chief Operating Officer in 2016 and 2015 were determined in accordance with the achievement of certain EBITDA performance measures. For a discussion of the determination of these amounts, please review the section entitled "—Narrative Disclosure to Summary Compensation Table—Annual Cash Incentive Compensation" below.

5
The annual cash incentive award earned by Mr. Parks in 2014 was determined in accordance with the Company's RVP Bonus Plan (as defined below). For a discussion of the determination of this amount, please review the section entitled "—Narrative Disclosure to Summary Compensation Table—Annual Cash Incentive Compensation" below.

6
The following table sets forth the components of "All Other Compensation":

Name	Fiscal year	Car Allowance ($)	Company Contributions to 401(k) Plan ($)	Make-Whole Payment Under Neff Holdings Management Special Bonus Plan ($)	Total ($)

Graham Hood	2016	12,000	7,950	—	19,950
	2015	12,000	7,950	—	19,950
	2014	12,000	7,650	6,593,000	6,612,650
Mark Irion	2016	10,800	7,950	—	18,750
	2015	10,800	7,950	—	18,750
	2014	10,800	7,650	3,931,000	3,949,450
Westley Parks	2016	10,800	7,950	—	18,750
	2015	10,800	7,950	—	18,750
	2014	10,800	7,650	1,814,000	1,832,450

Narrative Disclosure to Summary Compensation Table

Employment Agreements with Graham Hood and Mark Irion

    Employment Term and Position

            We entered into amended and restated employment agreements with each of Messrs. Hood and Irion in connection with our IPO. Each agreement provides for a three-year term starting on the date of our IPO. After the initial three-year term, each executive's agreement will be subject to automatic one-year extensions unless either party provides written notice of non-extension to the other party within six months of the expiration of the then-current term. The employment agreements provide that, during their respective terms of employment, Mr. Hood will serve as the Chief Executive Officer and Mr. Irion will serve as the Chief Financial Officer. Further, Mr. Hood was appointed as a member of our Board of Directors as of the date of our IPO and in accordance with his amended and restated employment agreement, we will nominate him for continued service on our Board when his current term as a director ends.

    Base Salary, Annual Bonus and Equity Compensation

            In accordance with his amended and restated employment agreement, Mr. Hood's annual base salary was increased from $450,000 to $500,000 as of the closing of our IPO. Mr. Hood's annual base salary remains unchanged as of the closing of our IPO. Mr. Irion's annual base salary was increased from $314,000 to $327,000 as of April 2014 and was increased from $327,000 to $342,500 effective as of November 1, 2015.

            Each of Messrs. Hood and Irion is eligible for an annual cash incentive performance-based bonus, as determined in accordance with certain performance measures. Pursuant to the amended and restated employment agreements, the target annual bonus for which each of Messrs. Hood and Irion were eligible for 2016 were 100%

EXECUTIVE AND DIRECTOR COMPENSATION

and 92% of annual base salary, respectively, and each such executive's target annual bonus will not be less than 50% of annual base salary for each year during the term following 2016. For a further description of the cash incentive bonuses that have been awarded Messrs. Hood and Irion, please see below under "—Annual Cash Incentive Compensation."

            We did not pay discretionary bonuses in 2016 to Messrs. Hood and Irion.

            For a description of the equity awards granted to Messrs. Hood and Irion, please see below under "—Equity-Based Compensation Awards."

    Severance

            Each of the amended and restated employment agreements provides for severance upon a termination by us without cause (other than by reason of death or disability) or by the named executive officer for good reason.

            Pursuant to the employment agreements, upon a termination of Mr. Hood's employment by us without cause (other than by reason of death or disability) or by reason of his resignation for good reason, Mr. Hood is entitled to severance consisting of (a) two times the sum of Mr. Hood's base salary and the highest annual bonus amount paid to Mr. Hood for any of the three calendar years preceding the year in which the termination occurs, payable in 24 monthly installments, (b) a pro-rata portion of the annual bonus for the year of termination based on the number of days he was employed during the fiscal year and based on actual company performance, and (c) the continuation of all Company-sponsored health and welfare benefits through the earlier of the second anniversary of the termination date and the date on which Mr. Hood violates any restrictive covenant set forth within his agreement.

            Upon a termination of Mr. Irion's employment by us without cause (other than by reason of death or disability) or by reason of his resignation for good reason, Mr. Irion is entitled to severance consisting of (a) two times Mr. Irion's base salary, payable in 24 monthly installments, (b) two times the highest annual bonus paid to Mr. Irion for any of the three fiscal years preceding the year in which the termination occurs, payable in a single lump sum cash payment and (c) the continuation of all Company-sponsored health and welfare benefits for 24 months following the date of termination.

            For purposes of Mr. Hood's employment agreement, "cause" is defined generally to include any of the following: (i) the commission of an act of fraud, intentional misrepresentation against the Company or willful misconduct or an act of embezzlement, misappropriation, or conversion of assets of the Company, (ii) Mr. Hood's dishonesty or willful misconduct in the performance of his duties or breach of fiduciary duty against the Company, (iii) Mr. Hood's failure to carry out, or comply with, in any material respect, any lawful and reasonable directive of the Board consistent with the terms of his agreement, (iv) Mr. Hood's conviction, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude, or other willful violation of any law, rule or regulation in connection with the performance of his duties (other than traffic violations or similar offenses), or (v) Mr. Hood's unlawful use (including being under the influence) or possession of illegal drugs on the Company's premises or while performing his duties and responsibilities. The Company must provide Mr. Hood with written notice and a ten business-day period to cure the event or failure constituting cause, to the extent such event or failure can be cured.

            For purposes of Mr. Hood's employment agreement, "good reason" is defined generally as Mr. Hood's voluntary termination of employment after the occurrence, without Mr. Hood's consent, of (i) a material modification of the nature of his duties or scope of responsibilities resulting in a demotion of Mr. Hood or a substantial reduction in his responsibilities, (ii) a reduction of base salary, (iii) a material breach of his employment agreement by us, (iv) the failure of any of our successors to assume the severance obligations under his employment agreement, (v) the relocation of his place of employment more than 25 miles from his current office location, or (vi) the failure of Mr. Hood to report directly to the Board of Directors or a reduction in his title as provided for within his employment agreement.

EXECUTIVE AND DIRECTOR COMPENSATION

            For purposes of Mr. Irion's employment agreement, "cause" is defined generally to include any of the following: (i) the commission of an act of fraud or intentional misrepresentation against the Company or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company, (ii) Mr. Irion's dishonesty or willful misconduct in the performance of his duties, or (iii) Mr. Irion's willful violation of any law, rule or regulation in connection with the performance of his duties (other than traffic violations or similar offenses). No act or failure to act will be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interests of the Company.

            For purposes of Mr. Irion's employment agreement, "good reason" is defined generally as Mr. Irion's voluntary termination of employment after the occurrence, without Mr. Irion's consent, of (i) a material modification of the nature of Mr. Irion's duties, titles or scope of responsibilities, resulting in a demotion of Mr. Irion or a substantial reduction in his responsibilities, (ii) a reduction of base salary, (iii) a material breach of his employment agreement by us, (iv) the failure of any of our successors to assume his employment agreement in any situation other than a change in control (as defined in his employment agreement), (v) the relocation of his place of employment more than 50 miles from his current office location, or (vi) any of the following within the two-year period following a change in control (as defined in his employment agreement): (a) change in status, title or responsibilities (other than a promotion), (b) a failure to pay compensation or benefits owed within five days of the date due, (c) failure to increase base salary at least annually at a percentage no less than the average increases granted to Mr. Irion during the three most recent full years prior to the change in control, (d) the failure to continue compensation and benefits in effect prior to the change in control or provide at least equal levels and opportunities of the same, (e) the filing of a petition for bankruptcy, (f) any material breach of Mr. Irion's employment agreement by us, (g) any termination for cause that does not comply with the terms of the employment agreement, or (h) the failure of any of our successors to agree to assume the employment agreement.

    Restrictive Covenants

            Pursuant to their respective amended and restated employment agreements, Messrs. Hood and Irion will each be subject to non-competition and non-solicitation restrictions for a two-year period after termination of employment.

    Section 280G Cutback

            Each of Messrs. Hood and Irion's employment agreements contains a cutback provision pursuant to which, to the extent either of Messrs. Hood or Irion receives any payment or other benefit in connection with a change in control transaction that would subject him to excise taxes imposed pursuant to Section 4999 of the Internal Revenue Code (the "Code"), such payments will be reduced by such amount and in such order provided for within his employment agreement in order to avoid excise taxes, such that he will receive either (i) the full amount of all such payments or (ii) a portion of the payments having a value equal to $1 less than the amount that would trigger excise taxes, whichever provides the greatest portion of payments on an after-tax basis.

Employment Letter with Westley Parks

    Employment Term and Position

            Mr. Parks is party to an employment letter pursuant to which he previously served as the Vice President—Atlantic Region. In 2015, Mr. Parks was promoted to Chief Operating Officer.

    Base Salary, Annual Bonus, Benefits

            Pursuant to the terms of his employment letter, Mr. Parks is entitled to an annual base salary of $242,000. Mr. Parks' base salary was subsequently increased to $314,000 per year and to $329,000 effective as of August 29, 2016. In 2014, Mr. Parks was also eligible to receive an annual bonus in accordance with the Regional Vice

EXECUTIVE AND DIRECTOR COMPENSATION

President Bonus Plan. In 2016, Mr. Parks was eligible for an annual cash incentive performance-based bonus, as determined in accordance with certain performance measures. The target annual bonus for which Mr. Parks was eligible for 2016 was 85% of annual base salary. For a further description of the cash incentive bonuses that have been awarded Mr. Parks, please see below under "—Annual Cash Incentive Compensation. Further, Mr. Parks is eligible for health benefits and a car allowance.

    Severance

            Mr. Parks' employment letter provides for severance upon a termination by us without cause or by Mr. Parks for good reason pursuant to our Severance Policy (as described below). In accordance with our Severance Policy, upon a termination of Mr. Parks' employment by us without cause or by reason of his resignation for "good reason" (as defined in the Severance Policy), Mr. Parks is entitled to severance consisting of (a) continued base salary for 24 months, payable in 24 monthly installments, and (b) continued health benefits for the same 24-month period. We have the option to reduce Mr. Parks' severance package by the same amount by which we reduce the duration of Mr. Parks' non-compete period (as described below), should we choose to do so, but by no more than 50% in either case. The Neff Holdings Executive Severance Policy (the "Severance Policy") defines "good reason" generally as (i) a material reduction in the executive's annual base salary, (ii) a material modification of the executive's duties where such modification constitutes a demotion, or (iii) the required relocation (on a permanent basis) of the executive's office location by more than 50 miles from his or her current office location.

    Restrictive Covenants

            Pursuant to his employment letter, Mr. Parks is subject to non-competition and non-solicitation restrictions for a 24 month period after termination of employment, subject to reduction or clawback in accordance with the terms of the Severance Policy. As described above, in accordance with our Severance Policy, we are permitted to reduce the duration of Mr. Parks' non-compete period by up to 50%, which will result in a corresponding reduction in Mr. Parks' severance payment by the same percentage.

Annual Cash Incentive Compensation

            For 2016, we sponsored the Neff Corporation Senior Executive Incentive Bonus Plan whereby Messrs. Hood, Irion and Parks were eligible pursuant to the performance goals set by the Compensation Committee (the "CEO, CFO and COO Bonus Plan") for a target bonus equal to 100%, 92% and 85% of base salary, respectively, based on the achievement of a target amount of corporate rental EBITDA, which we calculate as Adjusted EBITDA excluding any gain from sales of rental equipment, and based on the achievement of a target amount of corporate rental EBITDA minus net capital expenditure targets, with a maximum bonus payout equal to 150%, 135% and 125% of base salary, respectively for each of Messrs. Hood, Irion and Parks. Pursuant to the CEO, CFO and COO Bonus Plan, Mr. Irion's bonus was also subject to certain key performance objectives, or "KPOs," related to timeliness and accuracy of financial reporting, assisting rental rate improvement and achieving year over year drop down goal of 60%. For each KPO not achieved, Mr. Irion's bonus could have been reduced by 10%; however, all of the KPOs for 2016 were achieved. Pursuant to the CEO, CFO and COO Bonus Plan, Mr. Parks bonus was also subject to certain KPOs related to the successful rollout of revenue optimization strategy, the improvement of time utilization and gaining efficiencies with the Company's fleet management and increased operational efficiencies through the standardizing of regional best practices. For each KPO not achieved, Mr. Parks bonus could have been reduced by 10%; however, all of the KPOs for 2016 were achieved. Mr. Hood's bonus was not subject to any KPOs for 2016.

            The actual dollar amounts of performance-based bonuses awarded to each named executive officer for 2016 performance are set forth above in the "2016 Summary Compensation Table" in the column titled "Non-Equity Incentive Plan Compensation." Such actual performance-based bonuses represent 91.3% achievement of the corporate rental EBITDA targets for 2016.

EXECUTIVE AND DIRECTOR COMPENSATION

Equity-Based Compensation Awards

            Prior to our IPO, we adopted the 2014 Incentive Award Plan in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our company and certain of its affiliates and to enable our company and certain of its affiliates to obtain and retain the services of these individuals, which is essential to our long-term success. The 2014 Incentive Award Plan provides for the grant of stock options, including incentive stock options, nonqualified stock options, restricted stock, dividend equivalents, stock payments, restricted stock units, or "RSUs," deferred stock, deferred stock units, performance awards, and stock appreciation rights. In connection with the adoption of the 2014 Incentive Award Plan, we determined to make no further grants under the Neff Holdings Management Equity Plan, as adopted October 1, 2010 (the "2010 Option Plan").

            In 2016, we granted equity awards with respect to 221,015 shares of our Class A common stock under the 2014 Incentive Award Plan, consisting of 131,432 options and 89,583 RSUs, to certain of our directors and employees, including the named executive officers (the "2016 grants"). The 2016 grants for Messrs. Hood, Irion and Parks had a grant date fair value equal to 100%, 70% and 60% of their base salaries, respectively. Each named executive officer's 2016 grant was composed of 50% of stock options and 50% of RSUs. The stock options will vest, subject to continued employment, in equal annual installments on the first four anniversaries of the date of grant, which was December 9, 2016. The RSUs will cliff-vest on December 9, 2019, subject to continued employment (except as otherwise described above with respect to Messrs. Hood and Irion), and (a) in the case of 50% of each such executive's RSUs, only if the Company's return on invested capital for the three-year period from the date of grant exceeds its weighted average cost of capital for such period and (b) in the case of the other 50% of each such executive's RSUs, only if our total stockholder return, as measured for such period, is equal to or greater than the median total stockholder return of companies in the S&P Trading Companies and Distributors GICS Sub-Industry for such period.

            For additional information about all outstanding options and restricted stock units held by our named executive officers, please see the "Outstanding Equity Awards at Fiscal Year End" table below.

Other Elements of Compensation

    Retirement Plans

            We currently maintain the Neff Rental 401(k) Plan (the "401(k) Plan"), a 401(k) retirement savings and profit-sharing plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) Plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) Plan. Currently, we provide a discretionary match of contributions made by participants in the 401(k) Plan, whereby our matching contributions begin to vest upon the participant's completion of his or her second year of service and continue vesting ratably on each of the next four anniversaries thereafter through the participant's sixth year of service. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) Plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

            We do not maintain any qualified pension plans or non-qualified deferred compensation plans.

Employee Benefits and Perquisites

            All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

  •
  medical, dental and vision benefits;

EXECUTIVE AND DIRECTOR COMPENSATION

  •
  medical and dependent care flexible spending accounts;

  •
  short-term and long-term disability insurance; and

  •
  life insurance.

            We also provide members of our management team, including our named executive officers, with a car allowance.

            We believe the benefits and perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Other Compensation Programs

    Neff Holdings Amended and Restated Sale Transaction Bonus Plan

            We entered into a transaction bonus plan whereby certain service providers (including our named executive officers and certain of our non-employee directors) are eligible to receive cash payments upon a sale transaction (defined as (i) a change in control of Neff Holdings, or (ii) (a) an underwritten public offering by Neff Holdings or Neff Corporation pursuant to an effective registration statement covering securities of either such entity or any of their respective equityholders to the public (a "Public Offering") or (b) a sale or transfer by Wayzata of equity securities of Neff Holdings or Neff Corporation (a "Wayzata Sale") that, in the case of (a) or (b), together with all previous Public Offerings (including the IPO) or Wayzata Sales, involves aggregate cash proceeds from the sale of such equity securities of at least $175,000,000. Payments under the sale transaction bonus plan are subject to the continued employment or services of the employee or director at the time of consummation of the applicable event and execution of a release of claims against the company. With respect to our option holders, including the named executive officers and non-employee directors, the cash payments are intended to compensate them for loss in value of their stock options resulting from a distribution of cash we previously made to our sponsor in 2013. All option holders will receive such payments on a pro rata basis based on the number of stock options they hold. If a sale transaction or qualified public offering occurs as stated above, the plan will pay out to participants a total of approximately $9.9 million, subject to a minimum enterprise value goal of $900.0 million for certain employees other than the named executive officers. Our named executive officers, Messrs. Hood, Irion and Parks, are eligible to receive payments pursuant this plan equal to $2,606,522, $1,554,349 and $717,391, respectively. Certain of our non-employee directors, Messrs. Continenza and Singer, are eligible to receive payments pursuant to this plan equal to $150,333 and $105,233, respectively. The sale transaction bonuses will be payable in a lump sum within 30 days following the closing date of a qualifying sale transaction. Because our IPO did not raise at least $175,000,000, no payments under this plan were triggered in connection with our IPO.

    Neff Holdings 2014 Incentive Bonus Plan

            Pursuant to the 2014 Incentive Bonus Plan, certain service providers (including our named executive officers and certain of our non-employee directors) were granted a contingent right to receive cash distribution awards in connection with our sponsor's receipt of a specified level of proceeds in connection with the sale, disposition or transfer of its common units in Neff Holdings. These cash payments were intended to compensate the participants for the loss in value of their stock options resulting from the distribution of cash we made to our sponsor in 2013. All option holders were eligible to receive such payments on a pro rata basis based on the number of stock options they held. Under this plan, once our sponsor receives cash proceeds of at least $81,000,000, we will fund an incentive pool of $2,100,000 and at such time as our sponsor receives cash proceeds of at least $108,000,000, we will fund an additional incentive pool of $2,100,000. Our named executive officers, Messrs. Hood, Irion and Parks, were eligible to receive 28.01%, 16.70% and 7.71% of the incentive pool, respectively, in a single, lump sum payment pursuant to the terms of their individual written award agreements, subject to continued employment

EXECUTIVE AND DIRECTOR COMPENSATION

through the relevant date at which the incentive pool is established and subject to the execution of a non-revocable release of claims. Our non-employee directors, Messrs. Continenza and Singer, were eligible to receive 1.62% and 1.13% of the incentive pool, respectively, in a single, lump sum payment pursuant to the terms of their individual written award agreements, subject to continued services through the relevant date at which the incentive pool is established and subject to the execution of a non-revocable release of claims. Proceeds from our IPO counted toward the threshold under this cash incentive plan, but only to the extent that Wayzata received proceeds in connection with its sale, disposition or transfer of its common units in Neff Holdings. However, although IPO proceeds counted towards the necessary thresholds under this plan, the initial threshold was not reached in connection with our IPO and thus no payments were made to our named executive officers under the 2014 Incentive Bonus Plan in connection with our IPO.

No Tax Gross-Ups

            We do not make gross-up payments to cover our named executive officers' personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

Executive Stock Ownership Policy

            We adopted an executive stock ownership policy in connection with our IPO which will encourage our executives, within five years of our IPO, to hold shares of our common stock with a value equal to a specified multiple of base salary (five times annual base salary, in the case of the Chief Executive Officer, three times annual base salary, in the case of the Chief Financial Officer and our executive and senior vice presidents, and one times annual base salary, in the case of our other vice presidents).

Outstanding Equity Awards at Fiscal Year-End

            The following table summarizes the outstanding equity awards held by each named executive officer as of December 31, 2016.

		Option Awards				Stock Awards

Name	Grant date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested ($)

Graham Hood	10/12/2010[1]	354,288	—	6.66	10/12/2020
	11/20/2014[2,3]	16,110	16,110	15.00	11/20/2024	16,667	235,005[4]
	12/02/2015[5,6]	16,063	48,189	8.03	12/02/2025	31,133	438,975[4]
	12/09/2016[7,8]	—	34,002	14.75	12/09/2026	16,949	238,981[4]
Mark Irion	10/12/2010[1]	211,272	—	6.66	10/12/2020
	11/20/2014[2,3]	7,375	7,375	15.00	11/20/2024	7,630	107,583[4]
	12/02/2015[5,6]	7,354	22,061	8.03	12/02/2025	14,253	200,967[4]
	12/09/2016[7,8]	—	16,304	14.75	12/09/2026	8,127	114,591[4]
Westley Parks	10/12/2010[1]	97,510	—	6.66	10/12/2020
	11/20/2014[2,3]	4,221	4,221	15.00	11/20/2024	4,367	61,575[4]
	02/03/20159,[10]	2,633	2,633	10.62	02/03/2025	2,702	38,098[4]
	12/02/2015[5,6]	6,053	18,157	8.03	12/02/2025	11,731	165,407[4]
	12/09/2016[7,8]	—	13,424	14.75	12/09/2026	6,692	94,357[4]
1
Reflects options to purchase common units of Neff Holdings pursuant to the 2010 Option Plan, subject to both time-based and performance-based vesting restrictions. The options were converted from options to purchase Class B units of Neff Holdings in connection with our IPO. The time-based vesting options vested in four equal installments on each of the first four anniversaries of the grant date, or on October 12, 2011, 2012, 2013 and 2014.

EXECUTIVE AND DIRECTOR COMPENSATION

  The performance-based vesting options vested based on the achievement of certain EBITDA-related performance targets at the end of each calendar year ending 2011, 2012, 2013 and 2014.

2
Reflects options to purchase our common stock granted pursuant to the 2014 Incentive Award Plan on the pricing date of our IPO. The options are subject to time-based vesting in four equal installments on each of the first four anniversaries of the grant date, or on November 20, 2015, 2016, 2017 and 2018. As of December 31, 2016, the first two tranches of the options were vested and exercisable.

3
Reflects restricted stock units granted pursuant to the 2014 Incentive Award Plan on the pricing date of our IPO. The restricted stock units will cliff-vest on the third anniversary of the grant date, or November 20, 2017, subject to continued employment (subject to certain acceleration triggers for Messrs. Hood and Irion, as described above) and (a) in the case of 50% of each such executive's RSUs, only if the Company's return on invested capital for the three-year period from the date of grant exceeds its weighted average cost of capital for such period and (b) in the case of the other 50% of each such executive's RSUs, only if our total stockholder return, as measured for such period, is equal to or greater than the median total stockholder return of companies in the Trading Companies and Distributors GICS Sub-Industry for such period.

4
Values reflect the closing market price of $14.10 per share of our common stock as of December 30, 2016.

5
Reflects options to purchase our common stock granted pursuant to the 2014 Incentive Award Plan on December 2, 2015. The options are subject to time-based vesting in four equal installments on each of the first four anniversaries of the grant date, or on December 2, 2016, 2017, 2018 and 2019.

6
Reflects restricted stock units granted pursuant to the 2014 Incentive Award Plan on December 2, 2015. The restricted stock units will cliff-vest on the third anniversary of the grant date, or December 2, 2018, subject to continued employment (subject to certain acceleration triggers for Messrs. Hood and Irion, as described above) and (a) in the case of 50% of each such executive's RSUs, only if the Company's return on invested capital for the three-year period from the date of grant exceeds its weighted average cost of capital for such period and (b) in the case of the other 50% of each such executive's RSUs, only if our total stockholder return, as measured for such period, is equal to or greater than the median total stockholder return of companies in the Trading Companies and Distributors GICS Sub-Industry for such period.

7
Reflects options to purchase our common stock granted pursuant to the 2014 Incentive Award Plan on December 9, 2016. The options are subject to time-based vesting in four equal installments on each of the first four anniversaries of the grant date, or on December 9, 2017, 2018, 2019 and 2020.

8
Reflects restricted stock units granted pursuant to the 2014 Incentive Award Plan on December 9, 2016. The restricted stock units will cliff-vest on the third anniversary of the grant date, or December 9, 2019, subject to continued employment and (a) in the case of 50% of each such executive's RSUs, only if the Company's return on invested capital for the three-year period from the date of grant exceeds its weighted average cost of capital for such period and (b) in the case of the other 50% of each such executive's RSUs, only if our total stockholder return, as measured for such period, is equal to or greater than the median total stockholder return of companies in the S&P Trading Companies and Distributors GICS Sub-Industry for such period

9
Reflects options to purchase our common stock granted pursuant to the 2014 Incentive Award Plan on February 3, 2015. The options are subject to time-based vesting in four equal installments on each of the first four anniversaries of the grant date, or on February 3, 2016, 2017, 2018 and 2019.

10
Reflects restricted stock units granted pursuant to the 2014 Incentive Award Plan on February 3, 2015. The restricted stock units will cliff-vest on the third anniversary of the grant date, or February 3, 2018, subject to continued employment and (a) in the case of 50% of each such executive's RSUs, only if the Company's return on invested capital for the three-year period from the date of grant exceeds its weighted average cost of capital for such period and (b) in the case of the other 50% of each such executive's RSUs, only if our total stockholder return, as measured for such period, is equal to or greater than the median total stockholder return of companies in the Trading Companies and Distributors GICS Sub-Industry for such period.

DIRECTOR COMPENSATION TABLE

              The following table sets forth information concerning the compensation of our non-employee directors for the year ended December 31, 2016.

2016 Director Compensation Table

Name(1)	Year	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($) (3)	All Other Compensation ($)	Total ($)

James Continenza	2016	118,750	100,005	—	218,755
Robert Singer	2016	75,000	85,004	—	160,004
Gerard E. Holthaus	2016	75,000	85,004	—	160,004
Michael Sileck	2016	70,547	85,004	—	155,551
1
No compensation was paid to Mr. Deignan, our fifth non-employee director, because Wayzata personnel do not, as a matter of policy, accept any compensation for service as a director of Wayzata portfolio companies.

2
Consists of amounts described below under "Narrative Disclosure to Director Compensation Table."

EXECUTIVE AND DIRECTOR COMPENSATION

3
Represents the aggregate fair market value on the date of grant for restricted stock units granted in the 2016 fiscal year. See Note 12-Equity-Based Compensation of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for the assumptions used in valuing such restricted stock units.

              The following table sets forth the aggregate numbers of options and restricted stock units held by each of our non-employee directors as of December 31, 2016.

Name	Grant Date	Aggregate Number of Options Outstanding at Fiscal Year End (#) (a)	Aggregate Number of RSU Awards Outstanding at Fiscal Year End (#) (b)

James Continenza	11/11/2010	20,433
	12/09/2016	—	6,780
Robert Singer	11/11/2010	14,303	—
	12/09/2016	—	5,763
Gerard E. Holthaus	12/09/2016	—	5,763
Michael Sileck	12/09/2016	—	5,763
(a)
Reflects options to purchase common units of Neff Holdings held by our non-employee directors pursuant to the Neff Holdings 2010 Option Plan, subject to service-based vesting restrictions, which were converted from options to purchase Class B units of Neff Holdings in connection with our IPO. All such options have an exercise price of $6.66 per unit. The options vested in equal installments on each of the first four anniversaries of the grant date, subject to continued service as a member of the board of directors through the applicable vesting date. All such options were exercisable as of December 31, 2015.

(b)
Reflects the number of restricted stock units with respect to our common stock granted to our non-employee directors on December 9, 2016 pursuant to the Neff Corporation 2014 Incentive Award Plan, which will vest on the earliest of: (i) the first anniversary of the grant date, (ii) the date immediate preceding the date of the next annual meeting of the Company's stockholders following the grant date and (iii) a change of control.

              We reimbursed each non-employee director for expenses incurred during 2016 in connection with his services as a director.

Narrative Disclosure to Director Compensation Table

            In connection with our IPO, we adopted a compensation policy that is applicable to all of our non-employee directors other than Mr. Deignan. Pursuant to this policy, each eligible non-employee director other than the chairperson of the Board receives an annual cash retainer of $45,000 and the chairperson receives an annual cash retainer of $80,000, payable quarterly. Each audit committee member other than the committee chairperson receives an additional annual cash retainer of $7,500 and the audit committee chairperson receives an additional annual cash retainer of $15,000. Each compensation committee member other than the committee chairperson receives an additional annual cash retainer of $5,000 and the committee chairperson receives an additional annual cash retainer of $10,000. Each nominating and corporate governance committee member other than the committee chairperson receives an additional annual cash retainer of $2,500 and the committee chairperson receives an additional annual cash retainer of $5,000. Each annual retainer is payable quarterly in arrears. There are no fees paid for Board or committee meeting attendance.

              Pursuant to our director compensation policy adopted in connection with our IPO, each year we will grant each eligible non-employee director an award of restricted stock units in our Company with a grant-date fair value of $85,000 for each non-employee director other than the chairperson of the Board of Directors and $100,000 for the chairperson. The terms of each such award will be set forth in a written award agreement between each director and us, which will generally provide for vesting after one year of continued service as a director. Directors elected or appointed mid-quarter will receive a pro-rated portion of the annual retainer and the annual award, in each case adjusted to reflect his or her period of service.

              Further, in connection with our IPO, we adopted a director stock ownership policy encouraging each director to hold shares of our common stock with a value equal to three times his or her annual cash retainer fee (exclusive of any committee retainers).

Security Ownership of Certain Beneficial Owners and Management

The Company has two classes of stock outstanding: Class A Common Stock and Class B Common Stock. Each share of Class A Common Stock entitles the registered holder thereof to one vote and each share of Class B Common Stock entitles the registered holder thereof to one vote. On March 20, 2017, the Company had outstanding 8,859,662 shares of Class A Common Stock and 14,951,625 shares of Class B Common Stock. The following table sets forth information, as of March 20, 2017, unless otherwise indicated, regarding the beneficial ownership of our Class A Common Stock and our Class B Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Class A Common Stock and our Class B Common Stock and (ii) each of our directors (which includes all nominees), each of our Named Executive Officers and all directors and executive officers as a group. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Class A Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 20, 2017 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o Neff Corporation, 3750 N.W. 87th Avenue, Suite 400, Miami, FL 33178. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Beneficial Ownership
Name and Address of beneficial owner	Shares of Class A Common Stock	Shares of Class B Common Stock	Percentage of Class	Percentage of Combined Voting Power[1]

5% Stockholders
Wayzata Investment Partners LLC[2]	—	14,951,625[2]	100.0%	62.8%
701 East Lake Street, Suite 300,
Wayzata, Minnesota 55391
Ameriprise Financial, Inc.[3]	1,375,401	—	15.5%	5.8%
145 Ameriprise Financial Center
Minneapolis, Minnesota 55474
Columbia Management Investment Advisers, LLC[3]
Columbia Small Cap Value Fund II3
225 Franklin Street
Boston, Massachusetts 02110
BlackRock, Inc.[4]	684,775	—	7.7%	2.9%
55 East 52nd Street
New York, New York 10055
Buckingham Capital Management, Inc.[5]	626,785	—	7.1%	2.6%
485 Lexington Avenue, Third Floor
New York, New York 10017
Imperial Capital Asset Management, LLC[6]	732,212	—	8.3%	3.1%
2000 Avenue of the Stars, 9th Floor
Los Angeles, California 90067
Next Century Growth Investors, LLC[7]	536,827	—	6.1%	2.3%
5500 Wayzata Blvd., Suite 1275
Minneapolis, Minnesota 55416
Private Management Group, Inc.[8]	1,056,797	—	11.9%	4.4%
15635 Alton Parkway, Suite 400
Irvine, California 92618
Named Executive Officers and Directors[9,10,11]
Graham Hood	396,461	—	4.3%	1.6%
Mark Irion	226,001	—	2.5%	*
Westley Parks	114,417	—	1.3%	*
Robert Singer	36,318	—	*	*
James Continenza	46,333	—	*	*
Joseph Deignan	—	—	*	*
Gerard E. Holthaus	22,015	—	*	*
Michael Sileck	30,348	—	*	*
All executive officers and directors as a group (8 persons)[9,10,11]	871,893	—	9.0%	3.5%*

*
Less than 1% of the applicable class or combined voting power.

1
Each share of Class A Common Stock entitles the registered holder thereof to one vote on all matters presented to stockholders for a vote generally, including the election of directors. Each share of Class B Common Stock entitles the registered holder thereof to one vote on all matters presented to stockholders for a vote generally, including the election of directors. The Class A Common Stock and Class B Common Stock vote as a single class on all matters except as required by law.

2
Wayzata represents the aggregate shareholdings of Wayzata Opportunities Fund II, L.P. and Wayzata Opportunities Fund Offshore II, L.P., which are advised by Wayzata Investment Partners LLC. The address for such stockholders is c/o Wayzata Investment Partners LLC, 701 East Lake Street, Suite 300, Wayzata, Minnesota 55391. This figure does not include shares of Class A Common Stock issuable upon the exercise of options for units in Neff Holdings LLC and the exercise of redemption rights with respect to such units that the Company may settle in shares of Class A Common Stock as any such issuance would result in the cancellation of shares of Class B Common Stock on a one-for-one basis.

3
The Company has received a copy of Amendment No. 2 to the Schedule 13G/A, as filed with the SEC on February 10, 2017 by Columbia Small Cap Value Fund II ("Fund"), Columbia Management Investment Advisers, LLC ("CMIA"), the investment adviser of the Fund and certain other funds and accounts, which directly own the shares, and Ameriprise Financial, Inc. ("AFI"), the parent holding company of CMIA reporting ownership of these shares as of December 31, 2016. According to the Schedule 13G/A, AFI and CMIA each have shared voting power with respect to 1,276,701 shares

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  and shared dispositive power with respect to 1,375,401 shares, the Fund has sole voting power over 610,000 shares and shared dispositive power over 610,000 shares.

4
The Company has received a copy of the Amendment No. 1 to Schedule 13G/A as filed with the SEC on January 25, 2017 by BlackRock, Inc. According to Amendment No. 1 to Schedule 13G/A, BlackRock, Inc. has sole voting power over 640,029 shares and dispositive power with respect to 684,775 shares.

5
The Company has received a copy of the Amendment No. 1 to Schedule 13G/A, as filed with the SEC on February 14, 2017 by Buckingham Capital Management, Inc. and Buckingham Research Group Incorporated. According to the Amendment No. 1 to the Schedule 13G/A, each of Buckingham Capital Management, Inc. and Buckingham Research Group Incorporated have sole voting power and dispositive power with respect to 626,785 shares.

6
The Company has received a copy of the Schedule 13G, as filed with the SEC on February 16, 2016 by Imperial Capital Asset Management, LLC, Long Ball Partners LLC and Jason Reese. According to the Schedule 13G, each of Imperial Capital Asset Management LLC, Long Ball Partners LLC and Jason Reese have sole voting power and dispositive power with respect to 732,212 shares.

7
The Company has received a copy of the Amendment No. 2 to Schedule 13G/A as filed with the SEC on February 13, 2017 by Next Century Growth Investors, LLC ("Next Century"), Thomas L. Press and Robert E. Scott. According to Amendment No. 2 to Schedule 13G/A, Thomas L. Press serves as director, chairman and chief executive officer of Next Century and Robert E. Scott serves as director and president of Next Century. The stock to which the Amendment No. 2 to Schedule 13G/A relates may be deemed beneficially owned within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 by (1) Next Century by virtue of its investment discretion and/or voting power over client securities, which may be revoked; and (2) Thomas L. Press and Robert E. Scott, as a result of their positions with and ownership positions in Next Century, which could be deemed to confer upon each of them voting and/or investment power over the shares. Each of Next Century, Thomas L. Press and Robert E. Scott disclaim beneficial ownership of the stock except to the extent of each of their respective pecuniary interests therein, if any, and the filing of Amendment No. 2 to Schedule 13G/A shall not be construed as an admission by any of such persons that it is the beneficial owner of the stock.

8
The Company has received a copy of the Amendment No. 3 to Schedule 13G/A as filed with the SEC on January 31, 2017 by Private Management Group, Inc. According to the Amendment No. 3 to Schedule 13G/A, Private Management Group, Inc. has sole voting power and dispositive power with respect to 1,056,797 shares.

9
These figures include shares of common stock underlying stock options held by the directors and named executive officers that are immediately exercisable, or are scheduled to become exercisable within 60 days of March 20, 2017: Mr. Hood—32,173; Mr. Irion—14,729 and Mr. Parks—12,907.

10
These figures include restricted stock units held by the directors and named executive officers that have vested or will vest within 60 days of March 20, 2017: Mr. Singer—5,763, Mr. Continenza—6,780, Mr. Holthaus—5,763 and Mr. Sileck—5,763.

11
These figures include shares of common stock issuable upon the exercise of options for units in Neff Holdings LLC and the exercise of redemption rights with respect to such units that the Company may settle in shares of common stock: Mr. Hood—354,288; Mr. Irion—211,272, Mr. Parks—97,510, Mr. Singer—14,303 and Mr. Continenza—20,433.

Certain Relationships and Related Person Transactions

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for companies listed on the NYSE. Under the policy:

•
any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by a committee of the Board of Directors composed solely of independent directors who are disinterested or by the disinterested members of the Board of Directors; and

•
any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Compensation Committee of the Board of Directors or recommended by the Compensation Committee to the Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

•
management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person's direct or indirect interest in, or relationship to, the related person transaction;

•
management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

•
management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such Acts and related rules; and

•
management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a "personal loan" for purposes of Section 402 of the Sarbanes-Oxley Act of 2002.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee's status as an "independent," "outside," or "non-employee" director, as applicable, under the rules and regulations of the SEC, the NYSE and the Internal Revenue Code of 1986, as amended.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock.

THE ORGANIZATIONAL TRANSACTIONS

Wayzata owns 14,951,625 common units of Neff Holdings, representing approximately 63% of Neff Holdings total outstanding membership units. Each common unit held by Wayzata or acquired by individuals upon exercise of existing options granted by Neff Holdings will be redeemable, at the election of such member, for, at Neff

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Corporation's option, newly-issued shares of Class A Common Stock on a one-for-one basis or a cash payment equal to a volume-weighted average market price of one share of Class A Common Stock for each common unit redeemed (subject to customary adjustments, including for stock splits, stock dividends and reclassifications) in accordance with the terms of the Neff Holdings LLC Agreement (as described below); provided that, at Neff Corporation's election, Neff Corporation may effect a direct exchange of such Class A Common Stock or such cash for such common units.

Wayzata, through (i) its ownership of Neff Corporation's Class B Common Stock, has approximately 63% of the combined voting power of all of Neff Corporation's Common Stock and (ii) its ownership of Neff Holdings' common units, holds approximately 63% of the economic interest in the business of Neff Holdings and its subsidiaries. Certain individuals who held pre-existing options granted by Neff Holdings have the right to acquire 757,935 common units of Neff Holdings which, if such existing options were exercised in full, would represent approximately 3.2% of the economic interest in the business of Neff Holdings and its subsidiaries on a fully diluted basis.

TAX RECEIVABLE AGREEMENT

As described above, we used substantially all of the net proceeds from the IPO to purchase common units of Neff Holdings directly from Neff Holdings. We may obtain an increase in our share of the tax basis of the assets of Neff Holdings in the future, when a Prior LLC Owner's (as defined below) right to have common units in Neff Holdings held by such Prior LLC Owner is redeemed by Neff Holdings or, at the election of Neff Corporation, exchanged (which we intend to treat as our direct purchase of common units from a Prior LLC Owner for U.S. federal income and other applicable tax purposes, regardless of whether such common units are surrendered by a Prior LLC Owner to Neff Holdings for redemption or sold to us upon the exercise of our election to acquire such common units directly) (such basis increase, the "Basis Adjustments"). Moreover, in connection with the organizational transactions described above and as a result of the application of the principles of Section 704(c) of the Code and the U.S. Treasury regulations issued thereunder, which require that items of income, gain, loss and deduction attributable to property owned by Neff Holdings on the date that we purchased common units directly from Neff Holdings with a portion of the proceeds from the IPO must be allocated among the members of Neff Holdings to take into account the difference between the fair market value and the adjusted tax basis of such assets on such date, Neff Holdings will be required to make certain special allocations of its items of loss and deduction to us over time that are in excess of our pro rata share of such items of loss or deduction. Any Basis Adjustment as well as the special allocations described above will have the effect of reducing the amounts that we would otherwise pay in the future to various tax authorities. The Basis Adjustments may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.

In connection with the transactions described above, we entered into a Tax Receivable Agreement with Wayzata and the individuals who held pre-IPO options granted by Neff Holdings (collectively, our "Prior LLC Owners") on November 26, 2014 that provides for the payment by us to such persons of 85% of the amount of tax benefits, if any, that we actually realize, or in some circumstances are deemed to realize, as a result of the transactions described above, including increases in the tax basis of the assets of Neff Holdings attributable to payments made under the Tax Receivable Agreement and deductions attributable to imputed interest and other payments of interest pursuant to the Tax Receivable Agreement. Neff Holdings intends to have in effect an election under Section 754 of the Code effective for the taxable year in which we purchase common units from the Prior LLC Owners with the proceeds of the IPO and each taxable year in which a redemption or exchange of Neff Holdings common units for shares of our Class A Common Stock or cash occurs. These tax benefit payments are not conditioned upon one or more of the Prior LLC Owners maintaining a continued ownership interest in either Neff Holdings or us. Our Prior LLC Owners' rights under the Tax Receivable Agreement are assignable to transferees of its common units in Neff Holdings (other than Neff Corporation as transferee pursuant to redemption of common units in Neff Holdings). We expect to benefit from the remaining 15% of the tax benefits, if any, that we may actually realize.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The actual Basis Adjustments, as well as any amounts paid to our Prior LLC Owners under the Tax Receivable Agreement will vary depending on a number of factors, including:

•
the timing of any subsequent redemptions or exchanges—for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of Neff Holdings at the time of each redemption or exchange;

•
the price of shares of our Class A Common Stock at the time of the initial purchases or subsequent redemptions or exchanges—the Basis Adjustments, as well as any related increase in any tax deductions, is directly related to the price of shares of our Class A Common Stock at the time of the initial purchases or subsequent redemptions or exchanges;

•
the extent to which such redemptions or exchanges are taxable—if a redemption or exchange is not taxable for any reason, increased tax deductions will not be available; and

•
the amount and timing of our income—the Tax Receivable Agreement generally will require Neff Corporation to pay 85% of the tax benefits as and when those benefits are treated as realized under the terms of the Tax Receivable Agreement. If Neff Corporation does not have taxable income, it generally will not be required (absent a change of control or other circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreement for that taxable year because no tax benefits will have been actually realized. However, any tax benefits that do not result in realized tax benefits in a given taxable year will likely generate tax attributes that may be utilized to generate tax benefits in previous or future taxable years. The utilization of any such tax attributes will result in payments under the Tax Receivable Agreement.

For purposes of the Tax Receivable Agreement, cash savings in income and franchise tax will be computed by comparing our actual income and franchise tax liability to the amount of such taxes that we would have been required to pay had there been no Basis Adjustments, had there been no tax benefit to us as a result of the special allocations described above and had the Tax Receivable Agreement not been entered into. The Tax Receivable Agreement will generally apply to each of our taxable years, beginning with 2014, the first taxable year ending after the consummation of the IPO. There is no maximum term for the Tax Receivable Agreement; however, the Tax Receivable Agreement may be terminated by us pursuant to an early termination procedure that requires us to pay the Prior LLC Owners an agreed upon amount equal to the estimated present value of the remaining payments to be made under the agreement (calculated with certain assumptions).

The payment obligations under the Tax Receivable Agreement are obligations of Neff Corporation and not of Neff Holdings. Although the actual timing and amount of any payments that may be made under the Tax Receivable Agreement will vary, we expect that the payments that we may be required to make to our Prior LLC Owners could be substantial. Any payments made by us to our Prior LLC Owners under the Tax Receivable Agreement will generally reduce the amount of overall cash flow that might have otherwise been available to us or to Neff Holdings and, to the extent that we are unable to make payments under the Tax Receivable Agreement for any reason, the unpaid amounts will be deferred and will accrue interest until paid by us. We anticipate funding payments under the Tax Receivable Agreement from cash flow from operations of our subsidiaries, available cash and available borrowings under the revolving credit facility.

The Tax Receivable Agreement provides that if certain mergers, asset sales, other forms of business combination, or other changes of control were to occur, or that if, at any time, we elect an early termination of the Tax Receivable Agreement, then the Tax Receivable Agreement will terminate and our obligations, or our successor's obligations, under the Tax Receivable Agreement would accelerate and become due and payable, based on certain assumptions, including an assumption that we would have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the Tax Receivable Agreement. We may elect to completely terminate the Tax Receivable Agreement early only with the written approval of a majority of Neff Corporation's "independent directors" (within the meaning of Rule 10A-3 under the Exchange Act and the NYSE listing requirements). The

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

single Wayzata board member will not be an "independent director" for this purpose and will not have the ability to cause Neff Corporation to elect an early termination of the Tax Receivable Agreement.

Decisions made by us in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that are received by a redeeming Prior LLC Owner under the Tax Receivable Agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction will generally accelerate payments under the Tax Receivable Agreement and increase the present value of such payments.

As a result of a change in control or our election to terminate the Tax Receivable Agreement early, (i) we could be required to make cash payments to our Prior LLC Owners that are greater than the specified percentage of the actual benefits we ultimately realize in respect of the tax benefits that are subject to the Tax Receivable Agreement, and (ii) we would be required to make an immediate cash payment equal to the present value of the anticipated future tax benefits that are the subject of the Tax Receivable Agreement, which payment may be made significantly in advance of the actual realization, if any, of such future tax benefits. In these situations, our obligations under the Tax Receivable Agreement could have a material adverse effect on our liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combination, or other changes of control. There can be no assurance that we will be able to finance our obligations under the Tax Receivable Agreement.

Payments under the Tax Receivable Agreement will be based on the tax reporting positions that we determine. We will not be reimbursed for any cash payments previously made to our Prior LLC Owners pursuant to the Tax Receivable Agreement if any tax benefits initially claimed by us are subsequently challenged by a taxing authority and ultimately disallowed. Instead, any excess cash payments made by us to a Prior LLC Owner will be netted against any future cash payments that we might otherwise be required to make under the terms of the Tax Receivable Agreement. However, we might not determine that we have effectively made an excess cash payment to our Prior LLC Owners for a number of years following the initial time of such payment. As a result, it is possible that we could make cash payments under the Tax Receivable Agreement that are substantially greater than our actual cash tax savings. Although we are not currently aware of any potential challenge, if we subsequently determine that any Basis Adjustments or other tax benefits may be subjected to a reasonable challenge by a taxing authority, we may withhold payments to our Prior LLC Owners under the Tax Receivable Agreement related to such Basis Adjustments or other tax benefits in an interest-bearing escrow account until such a challenge is no longer possible.

If we receive a formal notice or assessment from a taxing authority with respect to any cash savings covered by the Tax Receivable Agreement, we will place any subsequent tax benefit payments that would otherwise be made to the Prior LLC Owners into an interest-bearing escrow account until there is a final determination. We will have full responsibility for, and sole discretion over, all Neff Corporation tax matters, including the filing and amendment of all tax returns and claims for refund and defense of all tax contests, subject to certain participation and approval rights held by the Prior LLC Owners.

Under the Tax Receivable Agreement, we are required to provide our Prior LLC Owners with a schedule showing the calculation of payments that are due under the Tax Receivable Agreement with respect to each taxable year with respect to which a payment obligation arises within 30 days after filing our U.S. federal income tax return for such taxable year. This calculation will be based upon the advice of our tax advisors. Payments under the Tax Receivable Agreement will generally be made to our Prior LLC Owners within three business days after this schedule becomes final pursuant to the procedures set forth in the Tax Receivable Agreement, although interest on such payments will begin to accrue at a rate of LIBOR plus 100 basis points from the due date (without extensions) of such tax return.

Any late payments that may be made under the Tax Receivable Agreement will continue to accrue interest at LIBOR plus 500 basis points until such payments are made, generally including any late payments that we may subsequently make because we did not have enough available cash to satisfy our payment obligations at the time at which they originally arose.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

For the year ended December 31, 2016, we did not make any payments under the Tax Receivable Agreement.

The foregoing are merely estimates, and the actual payments and timing of such payments could differ materially depending on a number of factors. As discussed above, actual amounts of payments under the Tax Receivable Agreement and the timing of such payments will vary and will be determined based on a number of factors, including the timing of future redemptions or exchanges of common units in Neff Holdings, the price of Class A Common Stock at the time of each redemption or exchange, the extent to which such redemptions or exchanges are taxable, the amount and timing of the taxable income we generate in the future and the tax rate then applicable and the timing and amount of any subsequent asset dispositions. Thus, it is likely that future transactions or events could increase or decrease the actual tax benefits realized and the corresponding payments under the Tax Receivable Agreement as compared to the estimates set forth above.

NEFF HOLDINGS LLC AGREEMENT

In connection with the completion of our IPO, Neff Corporation and the Prior LLC Owners entered into Neff Holdings' second amended and restated limited liability company agreement, which we refer to as the "Neff Holdings LLC Agreement."

Appointment as Manager.    Under the Neff Holdings LLC Agreement, Neff Corporation is a member and the sole manager of Neff Holdings. As the sole manager, Neff Corporation controls all of the day-to-day business affairs and decision-making of Neff Holdings without the approval of any other member. As such, Neff Corporation, through its officers and directors, is responsible for all operational and administrative decisions of Neff Holdings and the day-to-day management of Neff Holdings' business. Pursuant to the terms of the Neff Holdings LLC Agreement, Neff Corporation cannot, under any circumstances, be removed as the sole manager of Neff Holdings except by its election.

Compensation.    Neff Corporation will not be entitled to compensation for its services as manager. Neff Corporation will be entitled to reimbursement by Neff Holdings for fees and expenses incurred on behalf of Neff Holdings, including all expenses associated with the IPO and maintaining its corporate existence.

Distributions.    The Neff Holdings LLC Agreement will require "tax distributions" to be made by Neff Holdings to its members, as that term is defined in the agreement. Tax distributions will be made as and when members are required to make estimated payments or file tax returns, which we expect will be approximately on a quarterly basis, to each member of Neff Holdings, including Neff Corporation, based on such member's allocable share of the taxable income of Neff Holdings and an assumed tax rate that will be determined by Neff Corporation. For this purpose, the taxable income of Neff Holdings, and Neff Corporation's allocable share of such taxable income, shall be determined without regard to any tax basis adjustments that result from Neff Corporation's deemed or actual purchase of an equity interest in Neff Holdings from the Prior LLC Owners or the use of the proceeds from the IPO to repay certain indebtedness of Neff Holdings. The assumed tax rate that we expect to use for purposes of determining tax distributions from Neff Holdings to its members will approximate our reasonable estimate of the highest combined federal, state, and local tax rate that may potentially apply to any one of Neff Holdings' members, regardless of the actual final tax liability of any such member. Tax distributions will also be made only to the extent all distributions from Neff Holdings for the relevant period were otherwise insufficient to enable each member to cover its tax liabilities as calculated in the manner described above. The Neff Holdings LLC Agreement will also allow for distributions to be made by Neff Holdings to its members on a pro rata basis out of "distributable cash," as that term is defined in the agreement. We expect Neff Holdings may make distributions out of distributable cash periodically to the extent permitted by Neff Corporation's credit facilities and necessary to enable Neff Corporation to cover its operating expenses and other obligations, including tax liability and obligations under the Tax Receivable Agreement, as well as to make dividend payments, if any, to the holders of its Class A Common Stock.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Transfer Restrictions.    The Neff Holdings LLC Agreement generally does not permit transfers of common units by members, subject to limited exceptions. Any transferee of common units must assume, by operation of law or written agreement, all of the obligations of a transferring member with respect to the transferred units, even if the transferee is not admitted as a member of Neff Holdings.

Recapitalization.    The Neff Holdings LLC Agreement recapitalized the Class A units previously held by the existing members of Neff Holdings, as well as the Class B units underlying certain options outstanding under the 2010 Option Plan, into a new single class of common units of Neff Holdings. The Neff Holdings LLC Agreement also reflected a split of common units such that one common unit could be acquired with the net proceeds received in the initial offering from the sale of one share of our Class A Common Stock, after the deduction of underwriting discounts and commissions. As a result of such conversion into common units and split:

•
the 9,200,000 Class A units held by Wayzata in Neff Holdings prior to the effectiveness of the Neff Holdings LLC Agreement were converted into an aggregate of 14,951,625 common units in Neff Holdings, and

•
the outstanding options over 778,374 Class B units in Neff Holdings prior to the effectiveness of the Neff Holdings LLC Agreement were converted into options over an aggregate of 1,264,985 common units in Neff Holdings, and the exercise price of those options was adjusted from $10.82 per unit to $6.66 per unit, in each case reflecting a split of approximately 1.625-for-one of each Class A unit and each Class B unit, subject to rounding.

Common Unit Redemption Right.    The Neff Holdings LLC Agreement provides a redemption right to the Prior LLC Owners and the holders of options over common units in Neff Holdings which entitles them to have their common units redeemed by Neff Holdings, at the election of each such person, for, at our option, newly-issued shares of our Class A Common Stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A Common Stock for each common unit redeemed (subject to customary adjustments, including for stock splits, stock dividends and reclassifications). If we decide to make a cash payment, the member has the option to rescind its redemption request within a specified time period. Upon the exercise of the redemption right, the redeeming member will surrender common units to Neff Holdings for cancellation. The Neff Holdings LLC Agreement requires that we contribute cash or shares of our Class A Common Stock to Neff Holdings in exchange for an amount of newly issued common units in Neff Holdings to us equal to the number of common units redeemed by the member. Neff Holdings will then distribute the cash or shares of our Class A Common Stock to the redeeming member to complete the redemption. At our election, we may effect a direct exchange of cash or our Class A Common Stock for such common units in lieu of such a redemption. Neither Neff Corporation nor Neff Holdings can compel any member to tender their common units for redemption by Neff Holdings or to directly exchange such common units with Neff Corporation. However, once a member tenders its common units for redemption, Neff Corporation, in its sole discretion, will determine at such time whether to contribute cash or shares to Neff Holdings to complete the redemption or to effect a direct exchange with such redeeming member. Whether by redemption or exchange, we are obligated to ensure that at all times the number of common units in Neff Holdings that we own equals the number of our outstanding shares of Class A Common Stock. To the extent Neff Corporation, in its discretion, elects to contribute shares of Class A Common Stock to Neff Holdings to complete a redemption, Neff Holdings will issue to Neff Corporation in respect of such contribution an equal number of common units of Neff Holdings, which transaction will maintain the one-to-one ratio. To the extent Neff Corporation, in its discretion, elects to effect a direct exchange with the redeeming member to complete a redemption, Neff Corporation will issue to such redeeming member a number of shares of Class A Common Stock equal to the number of common units of Neff Holdings delivered by such redeeming member to Neff Corporation in such exchange, which transaction will maintain the one-to-one ratio.

Maintenance of One-to-One Ratio between Shares of Class A Common Stock and Common Units.    The Neff Holdings LLC Agreement requires Neff Holdings to take all actions with respect to its common units, including

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

reclassifications, distributions, divisions or recapitalizations, to maintain at all times a one-to-one ratio between the number of common units owned by us and the number of shares of our Class A Common Stock outstanding. This ratio requirement disregards (i) shares of our Class A Common Stock under unvested options issued by us, (ii) treasury stock and (iii) preferred stock or other debt or equity securities (including warrants, options or rights) issued by us that are convertible into or exercisable or exchangeable for shares of Class A Common Stock, except to the extent we have contributed the net proceeds from such other securities, including any exercise or purchase price payable upon conversion, exercise or exchange thereof, to the equity capital of Neff Holdings. In addition, this Class A Common Stock ratio requirement disregards all common units at any time held by any other person, including our existing members and the holders of options over common units. If we issue, transfer or deliver from treasury stock or repurchase shares of Class A Common Stock in a transaction not contemplated by the Neff Holdings LLC Agreement, we as manager have the authority to take all actions such that, after giving effect to all such issuances, transfers, deliveries or repurchases, the number of outstanding common units we own equals, on a one-for-one basis, the number of outstanding shares of Class A Common Stock. If we issue, transfer or deliver from treasury stock or repurchase or redeem any of our preferred stock in a transaction not contemplated by the Neff Holdings LLC Agreement, we as manager have the authority to take all actions such that, after giving effect to all such issuances, transfers, deliveries repurchases or redemptions, we hold (in the case of any issuance, transfer or delivery) or cease to hold (in the case of any repurchase or redemption) equity interests in Neff Holdings which (in our good faith determination) are in the aggregate substantially equivalent to our preferred stock so issued, transferred, delivered, repurchased or redeemed. Neff Holdings is prohibited from undertaking any subdivision (by any split of units, distribution of units, reclassification, recapitalization or similar event) or combination (by reverse split of units, reclassification, recapitalization or similar event) of the common units that is not accompanied by an identical subdivision or combination of our Class A Common Stock to maintain at all times a one-to-one ratio between the number of common units owned by us and the number of outstanding shares of our Class A Common Stock, subject to exceptions.

Issuance of Common Units Upon Exercise of Options or Issuance of Other Equity Compensation.    Upon the exercise of options issued by us (as opposed to options issued by Neff Holdings), or the issuance of other types of equity compensation by us (such as the issuance of restricted or non-restricted stock, payment of bonuses in stock or settlement of stock appreciation rights in stock), we will have the right to acquire from Neff Holdings a number of common units equal to the number of our shares of Class A Common Stock being issued in connection with the exercise of such options or issuance of other types of equity compensation. When we issue shares of Class A Common Stock in settlement of stock options granted to persons that are not officers or employees of Neff Holdings or its subsidiaries, we will make, or be deemed to make, a capital contribution in Neff Holdings equal to the aggregate value of such shares of Class A Common Stock and Neff Holdings will issue to us a number of common units equal to the number of shares we issued. When we issue shares of Class A Common Stock in settlement of stock options granted to persons that are officers or employees of Neff Holdings or its subsidiaries, then we will be deemed to have sold directly to the person exercising such award a portion of the value of each share of Class A Common Stock equal to the exercise price per share, and we will be deemed to have sold directly to Neff Holdings (or the applicable subsidiary of Neff Holdings) the difference between the exercise price and market price per share for each such share of Class A Common Stock. In cases where we grant other types of equity compensation to employees of Neff Holdings or its subsidiaries, on each applicable vesting date we will be deemed to have sold to Neff Holdings (or such subsidiary) the number of vested shares at a price equal to the market price per share, Neff Holdings (or such subsidiary) will deliver the shares to the applicable person, and we will be deemed to have made a capital contribution in Neff Holdings equal to the purchase price for such shares in exchange for an equal number of common units of Neff Holdings.

Dissolution.    The Neff Holdings LLC Agreement will provide that the unanimous consent of all members holding voting units will be required to voluntarily dissolve Neff Holdings. In addition to a voluntary dissolution, Neff Holdings will be dissolved upon a change of control transaction under certain circumstances, as well as upon the

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

entry of a decree of judicial dissolution or other circumstances in accordance with Delaware law. Upon a dissolution event, the proceeds of a liquidation will be distributed in the following order: (i) first, to pay the expenses of winding up Neff Holdings; (ii) second, to pay debts and liabilities owed to creditors of Neff Holdings, other than members; (iii) third, to pay debts and liabilities owed to members; and (iv) fourth, to the members pro-rata in accordance with their respective percentage ownership interests in Neff Holdings (as determined based on the number of common units held by a member relative to the aggregate number of all outstanding common units).

Confidentiality.    Each member will agree to maintain the confidentiality of Neff Holdings' confidential information. This obligation excludes information independently obtained or developed by the members, information that is in the public domain or otherwise disclosed to a member, in either such case not in violation of a confidentiality obligation or disclosures required by law or judicial process or approved by our chief executive officer.

Indemnification.    The Neff Holdings LLC Agreement provides for indemnification of the manager, members and officers of Neff Holdings and their respective subsidiaries or affiliates.

REGISTRATION RIGHTS AGREEMENT

We entered into a Registration Rights Agreement with our Prior LLC Owners on November 26, 2014. The Registration Rights Agreement provides our Prior LLC Owners certain registration rights whereby, at any time following the IPO and the expiration of any related lock-up period, they can require us to register under the Securities Act shares of Class A Common Stock issuable to them, at our election, upon redemption or exchange of their common units in Neff Holdings (including common units issuable upon exercise of options issued by Neff Holdings). The related lock-up period has expired. The Registration Rights Agreement also provides for piggyback registration rights for all stockholders that are parties to the agreement.

OTHER COMPENSATION PROGRAMS

Neff Holdings has entered into certain compensation plans to provide payments to certain of its service providers (including its named executive officers and certain of our non-employee directors) as described above under "Executive and Director Compensation."

INDEMNIFICATION AGREEMENTS AND ASSUMPTION AGREEMENT

Our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain exceptions contained in our Amended and Restated Bylaws. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.

We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2016 except for (i) Mr. Continenza who filed one late report regarding two transactions; (ii) Mr. Holthaus who filed one late report regarding two transactions; (iii) Mr. Sileck who filed one late report regarding two transactions; and (iv) Mr. Singer who filed one late report regarding two transactions required by Section 16(a).

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2016, the members of our Compensation Committee were James Continenza, Joseph Deignan and Gerard E. Holthaus. None of the members of our Compensation Committee were employees of the Company during the fiscal year ended December 31, 2016. None of the members of our Compensation Committee formerly served as an officer of the Company. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended December 31, 2016.

Stockholders' Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 3750 N.W. 87th Avenue, Suite 400, Miami, Florida in writing not later than December 4, 2017.

Stockholders intending to present a proposal at the 2018 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2018 Annual Meeting of Stockholders no earlier than the close of business on January 16, 2018 and no later than the close of business on February 15, 2018. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2018 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after May 16, 2018, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2018 Annual Meeting and not later than the close of business on the 90th day prior to the 2018 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Neff Corporation's Annual Report on Form 10-K

A copy of Neff Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 20, 2017 without charge upon written request addressed to:

    Neff Corporation Attn:
    Investor Relations – Brian Coolidge
    3750 N.W. 87th Avenue
    Suite 400
    Miami, Florida 33178

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 at www.neffrental.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Mark Irion, Secretary and Chief Financial Officer

Miami, Florida
April 3, 2017

1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold AllAll For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Director Nominees for a three-year term expiring at the 2020 Annual Meeting of Stockholders Nominees 01 James Continenza 02 Gerard E. Holthaus The Board of Directors recommends you vote FOR the following proposal: 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. ForAgainst Abstain 0 0 0 John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000322862_1 R1.0.1.15 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample 234567P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 NEFF CORPORATION 3750 NW 87TH AVENUE SUITE 400 MIAMI, FL 33178 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com NEFF CORPORATION Annual Meeting of Stockholders May 16, 2017 8:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Graham Hood and Mark Irion, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A common stock and Class B common stock of Neff Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM EDT on May 16, 2017, at the Company's principal executive offices at 3750 N.W. 87th Avenue, Suite 400, Miami, Florida, 33178, and any adjournment, continuation, or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000322862_2 R1.0.1.15